                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON D.C. 20549

                      SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
                           (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
     14a-12

                JOHN WILEY & SONS, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

     ............................................................

2)   Aggregate number of securities to which transaction applies:

     ............................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ............................................................

4)   Proposed maximum aggregate value of transaction:

     ............................................................

5)   Total fee paid:

     ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
                               ................................................

     2) Form, Schedule or Registration Statement No.:
                                                    ...........................

     3) Filing party:
                     ..........................................................

     4) Date filed:
                   ............................................................


-------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

John Wiley & Sons, Inc.                   [LOGO]         605 Third Avenue
                                                         New York, NY 10158
                                                         (212) 850-6000



                                                         BRADFORD WILEY II
                                                         Chairman of the Board



                                                                  August 8, 2001


TO OUR SHAREHOLDERS:


    We cordially invite you to attend the 2001 Annual Meeting of Shareholders to be held on Thursday, September 20, 2001 at 9:30 in the morning, at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

    The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

    Your vote is important to us, and we appreciate your prompt attention to this matter.

                                           Sincerely,

                                           Bradford Wiley II

                                           Chairman of the Board

John Wiley & Sons, Inc.                   [LOGO]         605 Third Avenue
                                                         New York, NY 10158
                                                         (212) 850-6000



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 20, 2001

To our Shareholders:

    The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the 'Company') will be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on Thursday, September 20, 2001 at 9:30 A.M., for the following purposes:

    1. To elect a board of ten (10) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class.

    2. To amend the 1990 Director Stock Plan.

    3. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2002.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record at the close of business on July 25, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    Please vote by proxy in one of these ways:

      Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

      Visit the Internet website at www.proxyvoting.com/johnwiley; or

      Mail, date, sign and promptly return your proxy card in the post-prepaid envelope provided.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                       JOSEPHINE A. BACCHI
                                                       Secretary

August 8, 2001
New York, New York

    YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY EITHER VIA THE INTERNET, BY TELEPHONE, OR BY MAIL. SIGNING AND RETURNING THE PROXY CARD, VOTING VIA THE INTERNET OR BY TELEPHONE DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                 PROXY STATEMENT

                     This Proxy Statement is furnished in connection with the
                 solicitation by the Board of Directors of John Wiley & Sons, Inc. (the 'Company') of proxies to be used at the Annual Meeting of Shareholders to be held on September 20, 2001 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 2001 ('fiscal 2001'), are being first sent or given to shareholders on August 8, 2001.

                     The executive offices of the Company are at 605 Third
                 Avenue, New York, New York 10158.

                                         TABLE OF CONTENTS

                           Voting Securities, Record Date, Principal Holders, page 1

                           Certain Information Concerning the Board, page 3

                           Election of Directors, page 4

                           Executive Compensation, page 9

                           Proposal to Amend and Restate the 1990 Director Stock Plan, page 16

                           Report of Audit Committee, page 17

                           Proposal to Ratify Appointment of Independent Public Accountants, page 18

                           Manner and Expenses of Solicitation of Proxies, page 19

                           Deadline for Submission of Shareholder Proposals, page 19

                           Other Matters, page 20

I. VOTING SECURITIES --
  RECORD DATE --
  PRINCIPAL HOLDERS

                     Only shareholders of record at the close of business on
                 July 25, 2001 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

                     At the close of business on July 25, 2001, there were
                 49,391,638 shares of Class A Common Stock, par value $1.00 per share (the 'Class A Stock'), and 11,660,964 shares of Class B Common Stock, par value $1.00 per share (the 'Class B Stock'), issued and outstanding and entitled to vote.

                     The holders of Class A Stock, voting as a class, are
                 entitled to elect three (3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

                     The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

                     The proposals to amend and restate the 1990 Director Stock
                 Plan and to ratify the appointment of the auditors require approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

                     The following table and footnotes set forth, at the close
                 of business on July 25, 2001, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

                         -----------------------------------------------------------------------------------------------------
                                                                                                                   PERCENT OF
                                                                     CLASS OF       COMMON STOCK        PERCENT    TOTAL VOTING
                                      NAME AND ADDRESS                STOCK      OWNED BENEFICIALLY     OF CLASS      POWER
                         -----------------------------------------------------------------------------------------------------
                         Deborah E. Wiley                               A            1,400,434            2.8%         0.8%
                           605 Third Avenue                             B            2,781,288           23.8%        16.7%
                           New York, New York(1)(2)(4)(5)(6)
                         Peter Booth Wiley                              A            1,382,571            2.8%         0.8%
                           605 Third Avenue                             B            2,716,974           23.3%        16.4%
                           New York, New York(1)(2)(3)(5)(6)
                         Bradford Wiley II                              A            1,355,541            2.7%         0.8%
                           605 Third Avenue                             B            2,716,974           23.3%        16.4%
                           New York, New York(1)(3)(4)(5)(6)
                         The Bass Management Trust                      A            5,614,008           11.4%         3.4%
                         and Certain Other Persons                      B                1,600             --           --
                         and Entities
                           201 Main Street
                           Fort Worth, Texas(7)
                         GeoCapital Corporation                         A            3,900,000            7.9%         2.3%
                           New York, NY
                           Investment Manager(8)
                         Pioneering Management Corporation              A            3,672,550            7.4%         2.2%
                           Boston, MA
                           Investment Manager(8)
                         United States Trust Company of                 A            3,506,316            7.1%         2.1%
                           New York
                           New York, NY
                           Investment Manager(8)
                         Oppenheimerfunds, Inc.                         A            2,800,000            5.7%         1.7%
                           New York, NY
                           Investment Manager(8)
                         Theodore L. Cross and Certain                  A            2,410,704            4.9%         1.5%
                         Other Persons and Entities                     B            1,251,952           10.7%         7.5%
                           200 West 57th Street
                           New York, New York(9)

                   -------------------------------------------------------------

                   (1) Bradford Wiley II, Deborah E. Wiley and Peter Booth
                       Wiley, as co-trustees, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                   (2) Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, each is shown as the owner of one-half of such shares.

                   (3) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                   (4) Bradford Wiley II and Deborah E. Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                   (5) Bradford Wiley II, Deborah E. Wiley and Peter Booth
                       Wiley, as general partners of a limited partnership, share voting and investment power with respect to 297,680 shares of Class B Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

                   (6) Bradford Wiley II, Deborah E. Wiley and Peter Booth
                       Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                   (7) Based on filings with the Securities and Exchange
                       Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.

                   (8) Based on filings with the Securities and Exchange
                       Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

                   (9) Based on filings with the Securities and Exchange
                       Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.
                   -------------------------------------------------------------

II. CERTAIN
  INFORMATION
  CONCERNING
  THE BOARD

                       The Board of Directors is currently composed of ten
                   members. Two directors, Bradford Wiley II and Peter Booth Wiley, are brothers.

                       The Board met seven times during fiscal 2001. Board
                   committees met a total of nine times during fiscal 2001 and acted once by written consent. All incumbent directors attended at least 93% of the aggregate number of meetings of the Board and of the committees on which such director sat. Below is information regarding the current standing committees of the Board.

                       Executive Committee. The Executive Committee currently
                   consists of Mr. Fernald as Chairman, and Messrs. McKinnell and Pesce. It exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible. The Committee did not meet during fiscal 2001.

                       Audit Committee. The Audit Committee currently consists
                   of Mr. Franklin as Chairman, and Messrs. Baker, Fernald and Marion. It assists the Board of Directors in fulfilling its fiduciary responsibilities relating to the Company's annual and quarterly financial statements, accounting policies, the adequacy of disclosures, internal controls and reporting practices of the Company and its subsidiaries, and the sufficiency of auditing relative thereto. It evaluates and recommends to the Board the selection of the independent public accounting firm which is to be engaged to audit the Company's financial statements, including reviewing and discussing with such firm their independence and whether providing any non-audit services is compatible with their independence. The Committee also maintains financial oversight of the Company's employees' retirement and other benefit plans, and makes recommendations to the Board with respect to such matters.

                       The Board of Directors has adopted a charter for the
                   Audit Committee, which is attached as Exhibit A to this Proxy Statement. All members of the committee are independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange, currently applicable to the Company. The Committee met twice during fiscal 2001.

                       Governance and Compensation Committee. The Governance and
                   Compensation Committee currently consists of Dr. McKinnell as Chairman, Ms. Seligman, and Messrs. Sutherland and P. Wiley. It assists the Board in the selection of Board members and in making the Board as effective as possible through suggestions and periodic evaluations. The Committee evaluates the performance of the chief executive officer and reports its recommendations to the Board. It reviews and approves the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; and monitors executive development practices in order to insure succession alternatives for the organization. The Committee also grants options and makes awards under the Long Term Incentive Plan. The Committee met seven times during fiscal 2001.

DIRECTORS'
COMPENSATION

                       Non-employee directors currently receive an annual
                   retainer of $30,000 and committee chairmen receive an additional annual retainer of $3,000. No fees are paid for attendance at meetings. Prior to May 1, 2001, non-employee directors received an annual retainer of $15,000, $1,500 per meeting for attendance at each Board or committee meeting, and $1,500 per diem for special assignments performed at the request of the Company. Directors who are employees do not receive an annual retainer or a fee for attendance at Board or committee meetings.

                       Under the Company's 1990 Director Stock Plan (the
                   'Director Plan') described more fully on page 16, non-employee directors receive an automatic annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such directors. The shares are valued at their closing price on the date of the annual shareholders meeting or, if no shares were traded on such date, on the next preceding date on which the shares were so traded. The total number of shares awarded in fiscal 2001 was 5,683 Class A shares at the per share market value of $21.75. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Stock. Seven of the eight eligible directors currently have made this election.

                       Non-employee directors are eligible to participate in the
                   Company's Deferred Compensation Plan for Directors' Fees (the 'Deferred Plan'). The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Four directors currently participate.

INSURANCE WITH
RESPECT TO
INDEMNIFICATION
OF DIRECTORS
AND OFFICERS

                       The By-Laws of the Company provide for indemnification of
                   directors and officers in connection with claims arising from service to the Company, to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $103,000. The current policy expires on November 14, 2001.

III. ELECTION OF
   DIRECTORS

                       Ten (10) directors are to be elected to hold office until
                   the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, THREE (3) DIRECTORS WILL BE ELECTED BY THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT SEVEN (7) DIRECTORS.

                       All the nominees are currently directors of the Company,
                   and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2000. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years.

                       Bradford Wiley II, William J. Pesce and Josephine A.
                   Bacchi have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board of Directors has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

                DIRECTORS TO BE ELECTED BY CLASS A SHAREHOLDERS
                ----------------------------------------------------------------

[Photo] Larry Franklin, a director since 1994, became Chairman, Chief Executive Officer and Director of Harte-Hanks, Inc., an international direct marketing company, on May 5, 1999. Previously, he was President, Chief Executive Officer and Director. He is on the Board of the Southwest Foundation for Biomedical Research. Age 59.

[Photo] Henry A. McKinnell, a director since 1996, has been Chairman and Chief Executive Officer of Pfizer, Inc., a research-based pharmaceutical firm, since May 2001. He previously served as President and Chief Executive Officer of Pfizer from January to April 2001, and was President of PPG Pfizer's global pharmaceutical business, since January 1996. He is a Director of Pfizer, Inc.; Moody's Corporation; the Business Roundtable; the Trilateral Commission; and the Stanford University Graduate School of Business Advisory Council. He is Chairman of the Pharmaceutical Research and Manufacturers of America, and Chairman Emeritus of the Business-Higher Education Forum. He is also a Trustee of the New York Police Foundation, the New York Public Library, and the Economic Club of New York. Age 58.

[Photo] John L. Marion, Jr., a director since 1999, is an investment advisor with McVeigh & Co., an investment consulting company, and has been associated with various members of the Bass family of Fort Worth, Texas since 1990. Age 40.

                DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS
                ----------------------------------------------------------------

[Photo] Warren J. Baker, a director since 1993, has been President of California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He was a Regent of the American Architectural Foundation from 1995 to 1998, and was Chair of the Board of Directors of the ASCE Civil Engineering Research Foundation from 1989 to 1991. He is a Fellow of the American Society of Civil Engineers; a Member of the Board of Directors of the California Council on Science and Technology; and Co-Chair of the California Joint Policy Council on Agriculture and Higher Education. Age 63.

[Photo] H. Allen Fernald, a director since 1979, is President and Chief Executive Officer of Down East Enterprise, Inc., and Performance Media LLP, both of which are magazine and book publishers. He is a member and past Chair of the University of Maine President's Council, and Vice Chair of the Board of Visitors; a Director of United Publishing, Inc.; Sun Journal Publishing, Inc.; Foreside Company, Inc.; and University of Maine Press. Age 69.

                DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS
                ----------------------------------------------------------------

[Photo] William J. Pesce has been our President and Chief Executive Officer and a director since May 1, 1998. He was previously Chief Operating Officer since May 1997; Executive Vice President, Educational and International Group since February 1996; and Vice President, Educational Publishing since September 1989. He is a Member of the Board of Overseers of The Stern School of Business at New York University, and the Board of Directors of the Association of American Publishers. Age 50.

[Photo] Naomi O. Seligman, a director since 2000, is a senior partner and co-founder of Cassius Advisors, a management consulting firm, since 1999. Previously, she was a co-founder and senior partner of The Research Board, an information technology research group from 1975 to 1999. She is a member of the Board of Directors of Asera, Inc.; The Dun & Bradstreet Corporation; Exodus Communications, Inc.; Martha Stewart Living Omnimedia, Inc.; Oblix, Inc.; Sun Microsystems, Inc. and Chemdex Ventro Corporation. She is also a trustee of the Boston Museum of Science and a member of the Committee of 200. Age 63.

[Photo] William R. Sutherland, a director since 1987, retired as a Vice President, Sun Microsystems, Inc., a manufacturer of network and computing equipment, in August 2000. He was the Director of Sun Microsystems Laboratories from July 1993 to October 1998. He was previously Deputy Director since March 1991, and was Vice President and Treasurer, Sutherland Sproull & Associates, Inc., an information and technology consulting firm. He is a partner in Advanced Technology Ventures, a venture capital firm, and a former Director of Newmarket Venture Capital, PLC. Age 65.

[Photo] Bradford Wiley II, a director since 1979, has been our Chairman of the Board since January 1993, and was an editor in Higher Education from 1989 to 1998. He was previously a newspaper journalist, viticulturist and winery manager. Age 60.

[Photo] Peter Booth Wiley, a director since 1984, is an author and journalist. He is a Member of the Board of the Friends and Foundation of the San Francisco Public Library, and a member of the Boards of the Data Center and Schoolwise Press. Age 58.

BENEFICIAL
OWNERSHIP OF
DIRECTORS AND
MANAGEMENT

                     Set forth below are the shares of the Company's Class A and
                 Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 11 and all directors and executive officers of the Company as a group as of July 25, 2001. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

------------------------------------------------------------------------------------------------------------------
                                    SHARES OF                                                   PERCENT
                                   CLASS A AND     ADDITIONAL                                    OF
                                   CLASS B STOCK    SHARES                    PERCENT           TOTAL     DEFERRED
                                   BENEFICIALLY    BENEFICIALLY                  OF             VOTING     STOCK
                                     OWNED(1)      OWNED(2)      TOTALS       CLASS(1)          POWER     UNITS(3)
------------------------------------------------------------------------------------------------------------------

                William J.           A   52,582     A 80,966    A  133,548          0.3%          0.1%
                Arlington            B       16                 B       16           --            --

                Warren J. Baker      A   12,101                 A   12,101           --            --     2,514.82
                                     B       --                 B       --           --            --

                Ellis Cousens(4)     A    6,000                 A    6,000           --            --
                                     B       --                 B       --           --            --

                H. Allen Fernald     A   36,425                 A   36,425           --            --
                                     B    5,440                 B    5,440           --            --

                Larry Franklin       A   19,490                 A   19,490           --            --     2,844.66
                                     B       --                 B       --           --            --

                Timothy B.           A   90,786     A 92,358    A  183,144          0.4%          0.1%
                King(5)              B       --                 B       --           --            --

                Stephen A.           A  187,180    A 181,930    A  369,110          0.7%          0.2%
                Kippur(5)            B       --                 B       --           --            --

                John L. Marion,      A   13,800                 A   13,800           --            --     2,601.13
                Jr.                  B       --                 B       --           --            --

                Henry A.             A   16,216                 A   16,216           --            --     3,689.67
                McKinnell            B       --                 B       --           --            --

                William J.           A  334,528    A 338,568    A  673,096          1.4%          0.4%
                Pesce(5)             B       --                 B       --           --            --

                Richard S.           A  319,148     A 90,022    A  409,170          0.8%          0.2%
                Rudick(5)            B   56,576                 B   56,576          0.5%          0.3%

                Naomi O. Seligman    A    4,400                 A    4,400           --            --
                                     B       --                 B       --           --            --

                William R.           A   37,682                 A   37,682           --            --
                Sutherland           B       --                 B       --           --            --

                Robert D.            A  137,312     A 98,804    A  236,116          0.5%          0.1%
                Wilder(5)            B    6,426                 B    6,426           --            --

                Bradford Wiley       A 1,355,541                A 1,355,541          2.7%          0.8%
                II(6)(7)(9)(10)      B 2,716,974                B 2,716,974         23.3%         16.4%
                (11)(12)

                Peter Booth          A 1,382,571                A 1,382,571          2.8%          0.8%
                Wiley(6)(7)(8)(9)    B 2,716,974                B 2,716,974         23.3%         16.4%
                (11)(12)

                All directors and    A 5,507,802    A 963,172   A 6,470,974         12.8%          3.9%
                executive            B 8,283,694                B 8,283,694         71.0%         50.0%
                officers as a
                group
                (18 persons)

                 (1) In the table, percent of class was calculated on the basis of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, compared with shares issued and outstanding plus shares which might be issued pursuant to the exercise of certain options. This table is based on the information provided by the individual directors or executives.

                 (2) Options exercisable under the Company's stock option plans which may be acquired on or before October 7, 2001.

                 (3) This amount represents the number of shares of Class A Common Stock credited to the participating director's account pursuant to the Deferred Compensation Plan for Directors' Fees, described on page 4. The shares will be issued upon the director's retirement.

                 (4) Executive Vice President and Chief Financial and Operations Officer as of March 19, 2001.

                 (5) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long-term incentive plans (see Summary Compensation Table, footnote (a), page 12) as follows: Mr. Pesce -- 146,723 shares;
                      Mr. Kippur -- 35,595 shares; Mr. Wilder -- 0 shares;
                      Mr. Rudick -- 20,212 shares; Mr. King -- 20,412 shares; and Mr. Arlington -- 17,877shares.

                 (6) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                 (7) The totals shown for Bradford Wiley II and Peter Booth Wiley do not include 354,480 shares of Class B Stock which they have the right to acquire in exchange for Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon the deaths of such persons or upon termination of a trust.

                 (8) Peter Booth Wiley, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, Peter Booth Wiley is shown as the owner of one-half of such shares.

                 (9) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                 (10) Bradford Wiley II, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, Bradford Wiley II is shown as the owner of one-half of such shares.

                 (11) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.

                 (12) Bradford Wiley II and Peter B. Wiley, as general partners of a limited partnership with Deborah E. Wiley, share voting and investment power with respect to 297,680 shares of Class B Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

                 ---------------------------------------------------------------

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

                     Section 16(a) of the Securities Exchange Act of 1934
                 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2001, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

IV. EXECUTIVE
COMPENSATION
                 Executive Compensation Policies. The Company's executive compensation program is administered by the Governance and Compensation Committee of the Board of Directors (the 'Committee') composed of four non-employee directors. The objectives which guide the Committee in formulating its recommendations are to:

REPORT OF THE
GOVERNANCE AND
COMPENSATION
COMMITTEE
                       Attract and retain executives of the highest caliber by compensating them at levels which are competitive in the market place.

                       Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies which include variable incentives.

                       Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.

                     Annually the Committee reviews a compensation survey as a
                 guidepost to determine whether the Company's compensation levels and programs are competitive and meet the Committee's stated objectives. The most recent survey compiled by Towers Perrin includes publishing companies regarded as comparable and for which comparable data are available, as well as other companies in the northeast region of the United States more comparable in size to the Company. The Committee establishes and informs the Board of the total targeted compensation and the proportion of the various components of the compensation program including salary and targeted annual and long-term incentives, based upon each executive's role in the Company and level of responsibilities.

                     The Committee believes that ordinarily it is in the best
                 interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'), such as the Long Term Incentive Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 1999, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under Section 162(m) may be paid at the Committee's discretion.

                 Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives. Targeted annual incentives for fiscal 2001 range from 75% of salary for Mr. Pesce and from 50% to 60% for other executives. At the beginning of each fiscal year, the Committee establishes the base salaries, the targeted incentives, the financial performance measures, and objectives on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid. Divisional performance measures and targets are also set for certain executives with divisional as well as corporate responsibilities.

                     At the end of the fiscal year, the Committee evaluates
                 performance against the financial goals and individual objectives, and approves and informs the Board of the annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless the threshold is reached on at least one financial measure. Payouts, if any, can range from 25% to 200% of the targeted incentive depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 2001 on a weighted average basis, performance against financial goals was below target.

                 Long Term Executive Compensation. The long-term component of the compensation is comprised of (i) a targeted variable incentive payable in cash and/or restricted performance shares, and (ii) stock option grants of Class A Stock. At the beginning of each fiscal year a new three-year cycle begins. The Committee establishes for participants in the long-term plan the number of stock options to be granted, the targeted incentive, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.

                     At the end of the three fiscal-year cycle, the Committee
                 evaluates performance against the financial goals and determines the appropriate payout for each executive and the portion to be paid in cash and/or restricted performance shares. No long term incentive is payable unless the threshold is reached on at least one financial measure. Payouts, if any, to individual executives can range from 25% to 200% of the targeted incentive depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

                     Option grants are generally awarded on an annual basis,
                 have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices which are equal to the current market price of Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 2001, all executives, including Mr. Pesce, received approximately 70% of their targeted long term incentive in stock option awards.

                 Chief Executive Officer Compensation. Based on the Governance and Compensation Committee's performance evaluation review of Mr. Pesce, the Committee recommended and the Board approved a base salary increase for fiscal 2001 of 16.1% ($490,000 to $560,000) and an annual incentive award of $437,989, representing 44% of the total annual compensation.

                     Mr. Pesce also received a long term compensation payout of
                 39,523 shares of restricted performance stock with the restrictions lapsing as to 50% at the end of fiscal 2002 and 2003, respectively. This payout was based on the Company's performance against income and cash flow goals. During fiscal 2001, Mr. Pesce, as part of his long term compensation plan, received a grant of options to purchase 100,000 shares of Class A Stock, exercisable as to 50,000 shares on and after April 30, 2004, and 50,000 on and after April 30, 2005, at an option price of $23.5625 per share, the market price at date of grant.

                     In approving the compensation reflected in the tables on
                 page 11, the Committee considered Mr. Pesce's overall leadership abilities; the Company's financial results in fiscal year 2001; and the progress achieved on important strategic objectives, particularly the Company's technology initiatives.

                     Governance and Compensation Committee

                                  Henry A. McKinnell, Chairman

            Naomi O. Seligman       William R. Sutherland       Peter B. Wiley

PERFORMANCE GRAPH

                                     [PERFORMANCE GRAPH]



                                       1996      1997      1998      1999      2000      2001
                                      ---------------------------------------------------------

                   John Wiley &
                    Sons, Inc.
                    Class A           $100.00   $ 87.32   $160.51   $234.42   $200.00   $216.23
                   Dow Jones World
                    Publishing Index   100.00    112.87    167.68    179.66    183.00    195.93
                   Russell 2000        100.00     98.48    138.65    124.27    145.36    139.35
                   Russell 1000        100.00    119.81    167.35    198.73    220.55    188.34

                 The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A Common Stock as compared with the cumulative total return on the Russell 2000, Russell 1000, and the Dow Jones World Publishing Index, for the period from April 30, 1996 to April 30, 2001. The Company has elected to use the Russell 2000 Index as its broad equity market index because it is currently included in that index. Previously, the Company was included as part of the Russell 1000 Index. Cumulative total return assumes $100 invested on April 30, 1996 and reinvestment of dividends throughout the period.

                 ---------------------------------------------------------------


SUMMARY
COMPENSATION
TABLE

                                                                          LONG TERM COMPENSATION
                                                                -------------------------------------------
                               ANNUAL COMPENSATION                          AWARDS                PAYOUTS
                    -----------------------------------------   ------------------------------   ----------
                                                 OTHER ANNUAL                      SECURITIES                 ALL OTHER
NAME AND                                           COMPEN-      RESTRICTED STOCK   UNDERLYING       LTIP       COMPEN-
PRINCIPAL POSITION  YEAR    SALARY     BONUS       SATION           AWARDS(a)      OPTION/SARS   PAYOUTS(b)   SATION(c)
-----------------------------------------------------------------------------------------------------------------------

William J. Pesce    2001   $546,538   $437,989        $0            $737,104         100,000      $    --     $ 5,677
President, Chief    2000    483,846    577,218         0             948,600         100,000           --       5,169
Executive           1999    448,615    478,444         0             168,786         183,200       63,648       5,215
Officer and
Director

Stephen A. Kippur   2001    345,577     69,943         0             113,821          50,000           --      10,455
Executive Vice      2000    324,692    311,555         0             296,159          29,000           --       8,042
President           1999    310,152    228,440         0              86,585          57,200       36,427       7,623
and President,
Professional/Trade

Robert D. Wilder    2001    250,473          0         0                  --              --           --       4,364
Senior              2000    273,154    237,515         0             206,181          24,000           --       6,781
Consultant(d)       1999    261,000    186,910         0              94,401          40,000       35,597       5,224

Richard S. Rudick   2001    213,269    109,683         0              92,131          20,000           --       4,662
Senior Vice         2000    204,769    145,571         0             121,086          14,000           --       4,874
President           1999    196,769    112,572         0              55,884          23,600       21,064       4,655
and General
Counsel

Timothy B. King     2001    193,077    100,943         0              92,131          16,000           --       4,915
Senior Vice         2000    183,154    133,229         0             121,086          16,000           --       4,966
President,          1999    171,769    105,106         0              58,270          23,600       21,972       4,524
Planning &
Development

William J.          2001    178,462     91,828         0              75,887          20,000           --       5,354
Arlington           2000    170,923    122,706         0              97,929          14,000           --       4,865
Senior Vice         1999    164,231     94,800         0              47,554          18,800       17,921       4,776
President,
Human Resources
-----------------------------------------------------------------------------------------------------------------------

                 The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the five other most highly compensated executive officers of the Company.

                 (a) When awards of restricted stock are made pursuant to the
                     Company's long term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 2001, April 30, 2000 and April 30, 1999. The stock is non-voting and not eligible for dividends until restrictions lapse. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which earned. Restricted stock awards reflect the market value as of the fiscal year-end indicated. Aggregate restricted stock holdings as of April 30, 2001 were as follows:
                     Mr. Pesce -- 114,400 shares valued at $2,133,560;
                     Mr. Kippur -- 33,892 shares valued at $632,086;
                     Mr. Wilder -- 0 shares valued at $0; Mr. Rudick -- 15,672 shares valued at $292,283; Mr. King -- 15,872 shares valued at $296,013; and Mr. Arlington -- 13,608 shares valued at $253,789.

                 (b) Under the Company's long term incentive plans, cash was not a component of the long term plan for the periods ended April 30, 2001 and 2000, but cash awards were made for the achievement of financial performance objectives for the period ended April 30, 1999, as described in the report of the Governance and Compensation Committee under the heading Long Term Executive Compensation on page 9.

                 (c) Represents matching Company contributions to the Employee
                     Savings Plan and the Deferred Compensation Plan.

                 (d) Executive Vice President and Chief Financial and Operations
                     Officer prior to January 1, 2001.

                 ---------------------------------------------------------------

OPTION/SAR GRANTS IN
LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS(a)
                -----------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                                          % OF TOTAL                                    VALUE AT ASSUMED
                                                         OPTIONS/SARS                                 ANNUAL RATES OF STOCK
                                        NUMBER OF         GRANTED TO                                    APPRECIATION FOR
                                       SECURITIES         EMPLOYEES                                        OPTION TERM
                                   UNDERLYING OPTIONS/    IN FISCAL     EXERCISE OR    EXPIRATION    -----------------------
                NAME                  SARS GRANTED           YEAR       BASE PRICE       DATE(b)         5%          10%
                ------------------------------------------------------------------------------------------------------------
                William J. Pesce         100,000            17.7%        $23.5625     June 21, 2010  $1,481,320   $3,753,660
                Stephen A. Kippur         50,000             8.9%        $23.5625     June 21, 2010     740,660    1,876,830
                Robert D. Wilder               0
                Richard S. Rudick         20,000             3.5%        $23.5625     June 21, 2010     296,264      750,732
                Timothy B. King           16,000             2.8%        $23.5625     June 21, 2010     237,011      600,586
                William J.
                 Arlington                20,000             3.5%        $23.5625     June 21, 2010     296,264      750,732

                 ---------------------------------------------------------------

                 The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

                 (a) The Company has in effect two shareholder approved plans, each of which relates to Class A shares: the 1991 Key Employee Stock Plan, and the Long Term Incentive Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 15, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 2001.

                 (b) Options are subject to earlier termination in certain
                     events relating to termination of employment.

---------------------------------------------------------------

AGGREGATED
OPTION/SAR
EXERCISES IN LAST
FISCAL YEAR AND
FISCAL YEAR-END
OPTION/SAR VALUES

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                           OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                                                                        AT FISCAL YEAR-END           AT FISCAL YEAR-END(b)
                                   SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
                NAME                 ON EXERCISE     REALIZED(a)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                -------------------------------------------------------------------------------------------------------------
                William J. Pesce       18,080         $  311,880      338,568        774,800      $3,623,783     $2,961,925
                Stephen A. Kippur      66,144         $1,094,869      123,488        223,316      $1,555,554     $1,184,315
                Robert D. Wilder       60,400         $1,219,973       98,804        122,984      $1,266,368     $  807,002
                Richard S. Rudick       7,744         $  146,439       67,004         92,336      $  903,741     $  475,521
                Timothy B. King        18,224         $  320,404       68,852         90,824      $  938,128     $  480,916
                William J.
                 Arlington             15,008         $  300,160       61,878         81,362      $  837,377     $  388,868

                 ---------------------------------------------------------------
                 The above table provides information as to options exercised by each of the named executive officers during fiscal 2001 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $18.65 for the Company's Class A Common Stock on April 30, 2001.

                 (a) Market value of underlying shares at exercise minus the option price.

                 (b) Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

                 ---------------------------------------------------------------

LONG TERM
INCENTIVE PLANS --
AWARDS IN LAST
FISCAL YEAR

                                                                                         ESTIMATED FUTURE PAYOUTS
                                                                                       UNDER NON-STOCK PRICED-BASED
                                                                                               PLANS(a)(b)
                                      NUMBER OF              PERFORMANCE OF           ------------------------------
                                   SHARES, UNITS OR        OTHER PERIODS UNTIL        THRESHOLD    TARGET    MAXIMUM
                NAME               OTHER RIGHTS(#)        MATURATION OR PAYOUT           (#)        (#)        (#)
               ----------------------------------------------------------------------------------------------------
                William J. Pesce        40,000        May 1, 2000 to April 30, 2003    10,000      40,000    80,000
                Stephen A. Kippur       12,000        May 1, 2000 to April 30, 2003     3,000      12,000    24,000
                Robert D. Wilder             0                                              0           0         0
                Richard S. Rudick        6,000        May 1, 2000 to April 30, 2003     1,500       6,000    12,000
                Timothy B. King          6,000        May 1, 2000 to April 30, 2003     1,500       6,000    12,000
                William J.
                 Arlington               6,000        May 1, 2000 to April 30, 2003     1,500       6,000    12,000
                ----------------------------------------------------------------------------------------------------

                 Estimated future payments assuming financial performance targets are achieved under the 2001 long-term incentive compensation plan for the named executives are as indicated above.

                 (a) Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include earnings per share, income and cash flow targets, as defined, for the end of the three-year period. For the fiscal 2001 long term plan, the amount of shares earned will be based on financial targets established for fiscal 2003. No long term incentive is payable unless the threshold is reached on at least one financial measure.

                 (b) These awards consist of restricted performance shares. The
                     Committee may, in its discretion, direct that the payout be made wholly or partly in cash. The restricted shares would vest as to 50% on April 30, 2004 and the remaining 50% on April 30, 2005.

EXECUTIVE
EMPLOYMENT
AGREEMENTS

                    In July 1994, the Company entered into employment agreements with William J. Pesce, President and Chief Executive Officer, and two senior officers, Messrs. Kippur and Wilder (collectively the 'Executives'). Mr. Pesce's contract was amended when he became President and Chief Executive Officer on May 1, 1998. The contracts provide for base salaries (reflected in the Summary Compensation Table on page 11), which may be increased by the Board, and for benefits and incentive compensation as provided for senior officers generally, and as described in the Committee's report above. Mr. Pesce's contract expires on May 1, 2004 and automatically renews for successive three-year terms in the absence of notice by either party.
                 Mr. Kippur's contract expires on April 30, 2002, and automatically renews for successive two-year terms in the absence of notice by either party to the contrary. If either contract is terminated by the Company other than for cause, as defined, or if the Company decides not to renew for a subsequent term, the Executive will be entitled to 36 months severance in the case of Mr. Pesce, and 24 months in the case of Mr. Kippur. Severance includes salary, benefits, pro-rated cash incentive payments at target levels, and long-term incentives for plan cycles ending within one year after termination. Mr. Wilder's contract was amended on May 1, 2000 in light of his planned retirement on June 4, 2003, at which time it expires. The revised contract provides that Mr. Wilder's employment is terminable only for cause, provides benefits as for senior officers generally, and for consulting and transition payments.

                    In March 2001, the Company entered into an employment
                 agreement with Ellis E. Cousens, Executive Vice President and Chief Financial and Operations Officer, which provides for base salary of $375,000 per annum, which may be increased by the Board, and for benefits and incentive compensation, as provided for senior officers generally. The contract expires on March 19, 2003, and automatically renews for subsequent two year periods, in the absence of notice by either party. If the contract is terminated by the Company other than for cause, Mr. Cousens will be entitled to up to 24 months severance. Pursuant to this agreement, at the commencement of his employment Mr. Cousens also received a 'make-whole' payment of $375,000; a non-qualified stock option for 40,000 Class A shares at the fair market value of $19.27 per share; and a restricted stock award for 6,000 Class A shares, both of which vest at 100% on March 19, 2004.

                    Except in the case of termination by the Company other than for cause, all of the aforementioned Executives are restricted from working for a competitor for twelve months after termination. However, if any of the Executives resigns for 'good reason' within 18 months following a 'change of control,' both as defined in the 1989 Supplemental Executive
                 Retirement Plan ('SERP') (see page 15), the restriction does not apply.

                    In connection with these agreements, the above named
                 Executives received certain restricted stock awards which vested one-third at the end of each of the third, fourth and fifth years after the date of grant. In addition, the Executive is required to retain ownership of the shares for an additional two years after vesting. If the Executive is terminated by the Company other than for cause, or the contract is not renewed by the Company, or if there is a 'change of control' as defined in the Long Term Incentive Plan (see Stock Options, Performance Stock and Restricted Stock, page 15), any remaining restrictions on transfer of the shares will lapse.

                     The Company also has agreements with Messrs. Rudick, King
                 and other senior vice presidents (the 'Participants'), which provide for continuation of base salary for a period of between 12 and 18 months in the event of termination by the Company other than for cause. In the event of a 'change of control,' as defined in the SERP, under certain circumstances the Participants may be entitled to cash incentive payments at target level for the severance period. Except in the case of termination by the Company other than for cause, or termination for 'good reason,' as defined in SERP, following a 'change of control,' the Participants are restricted from working for a competitor for a period of four to six months after termination.

RETIREMENT PLAN
AND SUPPLEMENTAL
RETIREMENT PLAN

                    The following table shows the estimated annual retirement
                 benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the 'Retirement Plan') and non-qualified supplemental retirement plan (the 'Supplemental Retirement Plan'):
                 ---------------------------------------------------------------

                 ------------------------------------------------------------------------------------
                                    AVERAGE                        YEARS OF SERVICE
                                    HIGHEST      ----------------------------------------------------
                                  COMPENSATION      15         20         25         30         35
                 -------------------------------------------------------------------------------------
                                    $100,000     $ 22,385   $ 29,847   $ 37,308   $ 44,770   $ 52,232
                                     200,000     $ 47,435   $ 63,247   $ 79,058   $ 94,870   $110,682
                                     300,000     $ 72,485   $ 96,647   $120,808   $144,970   $169,132
                                     400,000     $ 97,535   $130,047   $162,558   $195,070   $227,582
                                     500,000     $122,585   $163,447   $204,308   $245,170   $286,032
                                     600,000     $147,635   $196,847   $246,058   $295,270   $344,482
                                     700,000     $172,685   $230,247   $287,808   $345,370   $402,932
                                     800,000     $197,735   $263,647   $329,558   $395,470   $461,382

                 ------------------------------------------------------------------------------------


                     Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

                     Average final compensation is the participant's average
                 annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1995 (subject to certain limitations on compensation under the Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

                     Covered compensation under the Retirement Plan is the
                 average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after 1995). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on tax-qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

                     The years of service for Messrs. Pesce, Kippur, Wilder,
                 Rudick, King and Arlington under the Retirement Plan and Supplemental Retirement Plan as of April 30, 2001 (rounded to the nearest year), are 12, 22, 22, 23, 14, and 20, respectively. Average final compensation under the Retirement Plan and the Supplemental Retirement Plan for Messrs. Pesce, Kippur, Wilder,

                 Rudick, King and Arlington as of April 30, 2001 was $272,354, $298,750, $251,489, $189,768, $163,826 and $171,388
                 respectively.

1989 SUPPLEMENTAL
EXECUTIVE RETIREMENT
PLAN

                     The participants under the 1989 Supplemental Executive
                 Retirement Plan ('SERP'), as amended by the Board of Directors on June 22, 2001, are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.

                     The basic SERP benefit (the 'primary benefit') consists of ten annual payments commencing on retirement (at or after age
                 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

                     The estimated annual benefits under SERP payable over ten
                 years upon retirement at age 65 for Messrs. Pesce, Kippur, Wilder, Rudick, King and Arlington are $1,171,700, $358,400, $153,638, $126,600, $134,600, and $158,400, respectively.

                     SERP provides the participants with a guaranteed total
                 annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circumstances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

                     SERP also provides that following a change of control
                 (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

STOCK OPTIONS,
PERFORMANCE STOCK,
AND RESTRICTED STOCK

                     Under the Long Term Incentive Plan (the 'Plan'), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. No more than 8,000,000 shares may be issued over the life of the Plan, and no incentive stock option may be granted after June 22, 2009.

                     Upon a 'change of control,' as defined, all outstanding
                 options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock which would otherwise remain subject to restrictions shall be free of such restrictions.

                     A change of control is defined as having occurred if either
                 (a) any 'person' hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person; or (b) individuals who constituted the Board of Directors on January 1, 1991 (the 'incumbent board') cease for any reason to constitute at least 64% of the full board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term 'person' includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate.

V. PROPOSAL TO
   AMEND AND
   RESTATE THE
   1990 DIRECTOR
   STOCK PLAN

                     On June 22, 2001, the Board of Directors, subject to
                 approval of the shareholders, adopted the 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001 (the 'Restated Plan'). A copy of the Restated Plan is attached to this Proxy Statement as Exhibit B. The present Plan provides for the award annually of shares of the Company's Class A Stock to each non-employee director, equal in value to 50 percent of the total cash compensation for which he or she is eligible (e.g., retainer fees), excluding expense reimbursement, and it also permits a director to elect to receive stock in lieu of all or a portion of his or her eligible cash compensation.

                     The Restated Plan will permit either the award of shares as provided under the present plan, or in lieu thereof, annual stock option grants. The number of shares subject to each option will be determined by dividing (i) 150 percent of the cash compensation which each non-employee director has received (or would have received but for an election to receive stock in lieu of his or her eligible cash compensation) for the period beginning on the day following the Annual Meeting in the preceding year and ending with the date of the just concluded Annual Meeting by (ii) the closing price of the Stock as reported by any exchange on which the Stock may be listed. The purchase price of the shares will be the closing price of the stock on the date of the grant.

                     Each option will be exercisable solely by the director
                 beginning on the date of the grant and expiring on the tenth anniversary of the date of the grant. In the event of the director's death, his or her estate or personal representative will have the right to exercise the option.

                     Shares of stock subject to the option will be paid for at
                 the time of exercise. Payment may be made in cash, by the delivery to the Company of Class A or Class B stock valued at fair market value on the date of exercise, or a combination of cash and stock.

                     No more than an aggregate of 100,000 shares of Class A
                 Common Stock will be delivered to non-employee directors or their beneficiaries, and may be authorized and unissued or treasury shares. Shares subject to unexercised portions of terminated, cancelled or expired options granted under the Restated Plan shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Restated Plan. If any option is exercised by tendering shares of stock to the Company as full or partial payment in connection with the exercise of an option, only the number of shares of stock issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Restated Plan.

                     The total number of shares of Class A Stock which may be
                 issued under the Restated Plan generally, and the number of shares covered and the purchase price of any option granted under the Restated Plan, shall be appropriately adjusted for any change in the outstanding shares of Class A Stock through recapitalization, stock split, stock dividend or other change in the corporate structure or through merger or consolidation in which the Company is the surviving corporation. Such adjustments and the manner of application thereof shall be determined by the Board in its discretion.

                     The holder of an option will not have any rights of a
                 shareholder with respect to the shares covered by his or her option until a certificate for the shares has been issued upon the exercise of the option.

                     The Board must determine annually, prior to the annual
                 meeting, whether to award shares or option grants. The Restated Plan is administered by the Board and may be amended or terminated at any time by action of the Board.

CERTAIN FEDERAL
INCOME TAX
CONSEQUENCES

                     The statements in the following paragraphs of the principal
                 U.S. federal income tax consequences of awards under the Restated Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibility with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

                     Non-Qualified Stock Options. All stock options granted
                 under the Restated Plan are non-qualified stock options ('NSOs') (i.e., options that do not qualify as incentive stock options ('ISOs') pursuant to Section 422 of the Internal Revenue Code). A non-employee director who receives an NSO will not recognize any taxable income upon the grant of such NSO. However, the non-employee director generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of the Company's Class A

                 Stock at the time of exercise over the exercise price. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (the 'Deferral Period'). Absent a written election pursuant to Section 83(b) of the Internal Revenue Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award, recognition of income by the non-employee director will be deferred until the expiration of the Deferral Period, if any. A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the non-employee director with respect to his or her NSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable. If a non-employee director exercises an NSO by delivering shares of the Company's Class A or Class B Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a 'disqualifying disposition' pursuant to
                 Section 421 of the Internal Revenue Code, the non-employee director will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The non-employee director, however, will be taxed as described above with respect to the exercise of the NSO as if he or she paid the exercise price in cash and the Company likewise generally will be entitled to an equivalent tax deduction.

                     Stock Awards. With respect to stock awards granted under
                 the Restated Plan, non-employee directors generally will recognize ordinary income equal to the fair market value of the Company's Class A Stock received. The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the non-employee director, provided that such amount constitutes an ordinary and necessary business expense and is reasonable.

                     On June 22, 2001, the Board awarded the following benefits under the Restated Plan (subject to shareholder approval of the plan) to the persons and groups identified below:

                                     NEW PLAN BENEFITS TABLE
                  1990 DIRECTOR STOCK PLAN, AS AMENDED AND RESTATED AS OF
                                           JUNE 22, 2001

                    -------------------------------------------------------------------------

                                                           DOLLAR           NUMBER
                      NAME AND POSITION                    VALUE($)         OF UNITS
                    --------------------------------------------------------------------------
                     William J. Pesce, President,
                     Chief Executive Officer                    0                0
                     Stephen A. Kippur, Executive
                     Vice President and President,
                     Professional/Trade                         0                0
                     Robert D. Wilder, Senior
                     Consultant                                 0                0
                     Richard S. Rudick, Senior Vice
                     President and General Counsel              0                0
                     Timothy B. King, Senior Vice
                     President, Planning and
                     Development                                0                0
                     William J. Arlington, Senior
                     Vice President, Human Resources            0                0
                     Executive Group                            0                0
                     Non-Executive Director Group        $360,000           18,950
                     Non-Executive Officer Employee
                     Group                                      0                0
---------------------------------------------------------------------------------------

                     The closing price of the Company's Class A Stock on
                 July 25, 2001 was $20.59 per share.

                     Unless contrary instructions are noted, the proxy will be
                 voted in favor of the following resolution which will be submitted at the meeting:

                        'RESOLVED, that the Company's 1990 Director Stock Plan,
                    as Amended and Restated as of June 22, 2001, as set forth in Exhibit B of the Company's Proxy Statement dated August 8, 2001, be, and it hereby is, authorized and approved.'

                     The affirmative vote of a majority of votes cast (each
                 share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) is required for adoption of the Restated Plan.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL OF
                 THE RESTATED PLAN.

VI. REPORT OF THE
   AUDIT COMMITTEE

                     The following is the report of the Audit Committee of John
                 Wiley & Sons, Inc. with respect to the Company's audited financial statements for the fiscal year ended April 30, 2001.

                     Review With Management. The Committee has reviewed and
                 discussed the Company's audited financial statements with management.

                     Review and Discussions With Independent Auditors. The
                 Committee has discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditors judgments about the quality of the Company's accounting principles as applied to its financial reporting.

                     The Committee has also received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Arthur Andersen their independence.

                     Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001 for filing with the Securities and Exchange Commission.

                                         Audit Committee

                     Larry Franklin, Chairman, Warren J. Baker, H. Allen
                 Fernald, John L. Marion, Jr.

                 AUDIT FEES

                     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended April 30, 2001 by the Company's principal accounting firm, Arthur Andersen LLP:

                 ------------------------------------------------------------------
                 Audit Fees                                               $540,300
                 Financial Information Systems
                    Design and Implementation Fees                        $      0
                 All Other Fees                                           $323,700
                 ------------------------------------------------------------------

                     The Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with the maintenance of the principal accountant's independence.

VII. PROPOSAL TO RATIFY
     APPOINTMENT OF
     INDEPENDENT
     PUBLIC
     ACCOUNTANTS

                     We will present a proposal at the Annual Meeting to ratify the appointment by the Board of Directors, on the recommendation of its Audit Committee, of Arthur Andersen LLP ('Arthur Andersen') as independent public accountants for the Company for the fiscal year ending April 30, 2002. Although it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification by the shareholders to ascertain their views on such selection. Arthur Andersen has audited the Company's accounts since 1967. Arthur Andersen has confirmed to the Company that they are independent of the Company within the meaning of the Securities Act and the requirements of the Independence Standards Board. A representative of Arthur Andersen is expected to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

                     Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:

                        'RESOLVED, that the appointment by the Board of
                    Directors of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending April 30, 2002, be, and it hereby is, ratified, confirmed and approved.'

                     The affirmative vote of a majority of the votes cast (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) is necessary for the adoption of the proposal. In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Board of Directors in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2002 will be permitted to stand unless the Board of Directors finds other good reason for making a change. If the proposal is adopted, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if the Board believes that such a change would be in the best interests of the Company and its shareholders.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' THE
                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

VIII. MANNER AND
     EXPENSES OF
     SOLICIATION

                     Since many of our shareholders are unable to attend the
                 Annual Meeting, the Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

                     Shareholders of record can vote and save the Company
                 expense by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A Control Number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

                     If your shares are held in the name of a bank or broker,
                 follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

                     If you do vote by Internet or telephone, it will not be
                 necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

                     If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

                     The Company will bear the costs of soliciting proxies. In
                 addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

IX. DEADLINE FOR
   SUBMISSION OF
   SHAREHOLDERS
   PROPOSALS

                     The By-Laws provide that if a shareholder intends to
                 nominate a candidate for election as a director, to submit a proposal for inclusion in the Company's proxy statement, or to bring other business before the Annual Meeting, the shareholder must deliver written notice of his or her intention to the Secretary of the Company (or if notice is mailed, it must be received by the Secretary) not less than 120 calendar days in advance of the date in the then current year corresponding to the date of the previous year's annual meeting. If the date of the annual meeting has been changed by more than 30 days, the notice must be received a reasonable time before such new date. The notice must state the shareholder's name, address, and number of Class A or Class B shares held, and fully describe the business to be brought before the meeting. The notice must comply with the By-Laws and include all other information that would be required to be filed with the Securities and Exchange Commission, if with respect to the proposed business, the shareholder was a participant in a solicitation subject to
                 Section 14 of the Securities Exchange Act of 1934. If the notice pertains to the nomination of a candidate for election as a director, it must also include the consent of the nominee to serve as a director of the Company if elected.

                     Proposals of shareholders intended to be presented at the
                 2002 Annual Meeting (whether or not intended to be included in the Company's proxy statement and related forms of proxy for that meeting) must be received by the Secretary of the Company (at the address listed at the beginning of this Statement) no later than May 23, 2002. Any proxies solicited by the Board of Directors for the 2002 Annual Meeting may confer discretionary authority to vote on any proposals for which the Company has not received timely notice.

X. OTHER MATTERS

                     The Company has not received notice from any shareholder of its intention to bring a matter before the Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

                     The Annual Report to Shareholders was mailed together with this Proxy Statement to shareholders beginning August 8, 2001.

                     The Company will provide, without charge, a copy of its
                 Annual Report to Shareholders on Form 10-K filed with the Securities and Exchange Commission for fiscal 2001, including the financial statements and the schedules thereto. All such requests should be directed to Josephine A. Bacchi, Secretary, John Wiley & Sons, Inc., 605 Third Avenue, New York, New York 10158.

                     IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY,
                 WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.
                                                  BY ORDER OF THE BOARD OF
                                                  DIRECTORS
                                                          JOSEPHINE A. BACCHI
                                                          Secretary

                 New York, New York
                 August 8, 2001

                                                                       EXHIBIT A

                            JOHN WILEY & SONS, INC.

                                AUDIT COMMITTEE
                                    CHARTER

    The Board of Directors of John Wiley & Sons, Inc. (the 'Company') has established an Audit Committee (the 'Committee') with authority, responsibility and specific duties as described in this charter. The Committee shall review and reassess the adequacy of the charter at least annually and obtain the approval of the Board of Directors.

PURPOSE

    The Committee is to assist the Board of Directors in fulfilling its fiduciary oversight responsibilities relating to the Company's financial statements, accounting policies, the adequacy of disclosures, the financial reporting process, the systems of internal accounting and financial controls, and the sufficiency of auditing relative thereto. The Committee also maintains financial oversight of the Company's retirement and other benefit plans.

    The Committee is responsible for evaluating the quality, independence and objectivity of the independent auditors and internal auditors. It is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. The opportunity for the independent auditors and the internal auditors to meet with the entire Board of Directors is not to be restricted. The Committee is to ensure that the independent auditors are ultimately accountable to it and to the Board of Directors, who have the ultimate authority and responsibility to evaluate and select the independent auditors subject to shareholders' approval and, when appropriate, to replace the independent auditors.

    In discharging its oversight role, the Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

MEMBERSHIP

    The Committee shall consist of three or more members of the Board of Directors including at least one member elected by the Class A Shareholders. All Committee members shall be independent of management and the Company and shall be financially literate in accordance with the applicable SEC and NYSE regulations and policies. At least one member of the Committee shall in the judgment of the Board have accounting or related financial management expertise.

MEETINGS

    The Committee will meet at least twice a year, with additional meetings as necessary to fulfill its responsibilities.

RESPONSIBILITIES

    The following are the principal recurring duties of the Committee which will be supplemented as appropriate:

     Review and reassess, at least annually, the adequacy of the Committee charter and obtain approval of the Board of Directors.

     Prepare an annual report for the Board of Directors approval for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

     Request from the independent auditors at least annually a formal written statement delineating all relationships between the auditors and the Company consistent with

     Independence Standards Board Standard No. 1, as may be modified or supplemented; discuss with the independent auditors any such disclosed relationships, including non-audit services, and their impact on the auditors' independence; and recommend that the Board of Directors take appropriate action in response to the independent auditors' statement to satisfy itself of the auditors' independence.

     Evaluate and recommend to the Board of Directors the selection of the Company's independent auditors subject to shareholders' approval.

     Review and discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits and the estimated fees therefor.

     Review and discuss with management, the internal auditors, and the independent auditors, the adequacy and effectiveness of the Company's internal accounting and financial controls, including the Company's system to monitor and manage risk, the quality of the financial and accounting personnel, and any relevant recommendations and management's responses thereto.

     Make, or cause to be made, all necessary inquiries of management, the independent auditors and the internal auditors concerning established standards of corporate conduct and performance and deviations therefrom. Annually, a report relative to compliance with the Company's code of business conduct is to be furnished to the Committee.

     Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors in accordance with Statement on Auditing Standards No. 71, as modified or supplemented. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

     Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K including their judgment about the quality, not just acceptability, of accounting principles, the consistency of accounting policies, unusual transactions, the reasonableness of significant estimates and judgments, the clarity and completeness of the disclosures in the financial statements, and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors, including any disagreements with management.

     Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     Review and evaluate the financial condition of the Company's retirement and other benefit plans.

                                                                       EXHIBIT B

                            JOHN WILEY & SONS, INC.

                            1990 DIRECTOR STOCK PLAN
                  AS AMENDED AND RESTATED AS OF JUNE 22, 2001

    1. Purposes. The purposes of the 1990 Director Stock Plan as Amended and Restated as of June 22, 2001 (the 'Plan') are to (a) attract and retain highly qualified individuals to serve as directors of John Wiley & Sons, Inc. (the 'Company') and (b) to increase the Non-Employee Directors' (as defined below) stock ownership in the Company.

    2. Effective Date. The Plan shall be amended and restated effective as of June 22, 2001, subject to the approval of the shareholders of the Company.

    3. Participation. Only Non-Employee Directors shall be eligible to participate in the Plan. A 'Non-Employee Director' is a person who is serving as a director of the Company and who is not an employee of the Company or any Subsidiary of the Company.

    4. Fifty Percent Grant. The date of each Annual Meeting of Company shareholders (each an 'Annual Meeting') is herein called a 'Measurement Date'. Commencing with the annual meeting held in September 1991, as soon as practicable after every Annual Meeting, each Non-Employee Director shall receive shares of the Company's Class A common stock ('Stock'), rounded upward or downward to the nearest whole share, equal in value to 50 percent of the cash compensation which such Non-Employee Director has received (or would have received but for an election pursuant to Section 6 below) from the Company for services as a Non-Employee Director in respect of the period beginning on the day immediately following the Annual Meeting in the preceding year and ending with the date of the just concluded Annual Meeting (the latter being the applicable Measurement Date). The value of the Stock for purposes of this paragraph shall be determined as of the applicable Measurement Date and shall be equal to the closing price for the Stock as reported by any exchange on which the Stock may be listed on such date or, if no shares of the Stock were traded on such date, on the next preceding date on which the Stock was so traded.

    5. Stock Option Grant In Lieu of Fifty Percent Grant.

    (a) Notwithstanding Section 4 above, prior to the Annual Meeting, the Board of Directors of the Company (the 'Board') may determine that each Non-Employee Director shall receive, in lieu of a Stock grant pursuant to Section 4 above, a grant on the Measurement Date of a stock option to purchase shares of Stock in an amount and price and on the terms and conditions hereafter set forth (an 'Option'). Subject to adjustment as provided in Section 10 below, the number of shares of Stock subject to such Option shall be the result, rounded upward or downward to the nearest whole share, determined by dividing (i) 150 percent of the cash compensation which such Non-Employee Director has received (or would have received but for an election pursuant to Section 6 below) from the Company for services as a Non-Employee Director in respect of the period beginning on the day immediately following the Annual Meeting in the preceding year and ending with the date of the just concluded Annual Meeting (the latter being the applicable Measurement Date) by (ii) the closing price for the Stock as reported by any exchange on which the Stock may be listed on such date or, if no shares of the Stock were traded on such date, on the next preceding date on which the Stock was so traded. Subject to adjustment as provided in Section 10 below, the purchase price of shares of Stock under each Option shall be a price per share equal to the price set forth in clause (ii) of the preceding sentence.

    (b) Each Option shall be exercisable solely by the Non-Employee Director (or in the event of the Non-Employee Director's death, by his or her estate or personal representative) beginning on the date of grant and shall expire on the tenth anniversary of the date of grant.

    (c) Shares of Stock subject to an Option shall be paid at the time the Option is exercised and no shares shall be issued until such payment has been received. Payment may be made (x) in cash, (y) by the delivery to the Company of shares of Stock or the Company's Class B common stock (duly endorsed for transfer) valued at fair market value on the date of exercise, or (z) by a combination of cash and delivery of shares of Stock or Class B common stock valued as herein provided. The Board may, from time to time, restrict or impose limits and conditions on the use of the Stock or the Class B common stock for payment.

    6. Election To Receive Stock In Lieu Of Eligible Cash Fees. Subject to the terms and conditions of the Plan, each Non-Employee Director may elect to forego all or a portion of the cash compensation otherwise payable for services to be rendered by such Non-Employee Director during the Director Year (as defined below) which begins after the date on which such election is made, in increments of 25%, 50%, 75% or 100% of such compensation, and to receive in lieu thereof whole shares of Stock (rounded upward or downward to the nearest whole share), as determined in accordance with Section 8 below. A 'Director Year' is the twelve-month period beginning on April 1 of each calendar year and ending on March 31 of the immediately following calendar year. An election under this
Section 6 to have cash compensation paid in shares of Stock shall be valid only if it is in writing, signed by the Non-Employee Director, and filed with the Corporate Secretary of the Company but, in any event, such election must be irrevocable with respect to the Director Year to which it applies and must be made no later than six months prior to the beginning of such Director Year. Stock to be received by a Non-Employee Director pursuant to his or her election shall be distributed to such Non-Employee Director at the end of each calendar quarter.

    7. Cash Compensation. For purposes of this Plan, cash compensation shall mean the Non-Employee Director's annual retainer, the additional retainer received by committee chairmen and the Non-Employee Director's fee for attendance at meetings of the Board or of Board committees, but shall not include a Non-Employee Director's expense reimbursements.

    8. Equivalent Amount of Stock. The number of whole shares of Stock to be distributed to a Non-Employee Director in accordance with such Non-Employee Director' election made under Section 6 above shall be equal to:

        (a) the amount of the cash compensation which the Non-Employee Director has elected to forego in exchange for shares of Stock, divided by

        (b) the closing price for the Stock as reported by any exchange on which the Stock may be listed on the date of the regularly scheduled quarterly meeting of the Board of Directors or, if no shares of Stock were traded on such date, on the next preceding date on which the Stock was traded.

    9. Shares Subject To The Plan. Subject to adjustment as provided in
Section 10 below, no more than an aggregate of 100,000 shares of Stock shall be delivered to Non-Employee Directors or their beneficiaries under the Plan, which may be authorized and unissued or treasury shares. Shares subject to unexercised portions of terminated, cancelled or expired Options granted under the Plan shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. If any Option is exercised by tendering shares of Stock to the Company as full or partial payment in connection with the exercise of an Option under the Plan, only the number of shares of Stock issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his or her Option until a certificate for such shares shall be issued upon the due exercise of the Option.

    10. Change In Capital Stock. The total number of shares of Stock which may be issued under the Plan generally, and the number of shares covered and the purchase price of any Option granted under the Plan, shall be appropriately adjusted for any change in the outstanding shares of Stock through recapitalization, stock split, stock dividend or other change in the corporate structure or through merger or consolidation in which the Company is the surviving corporation. Such adjustments and the manner of application thereof shall be determined by the Board in its discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

    11. Dissolution, Liquidation Or Merger. In the event of a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, or in the event of a sale of all or substantially all of the assets of the Company, any outstanding Options hereunder shall terminate.

    12. Nonassignability. No rights under the plan shall be assignable or transferable by a Non-Employee Director other than by will or the laws of descent and distribution.

    13. Legal Requirements. The exercise of an Option, payment by delivery of the Company's Stock or Class B common stock, the issuance of shares pursuant to such exercise or otherwise pursuant to the Plan, and the subsequent transfer of such shares shall be conditioned upon compliance with the listing requirements of any securities exchange upon which the Stock or Class B common stock may be listed, the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the requirements of applicable state laws relating to authorization, issuance or sale of securities. The Board may take such measures as it deems desirable to secure compliance with the foregoing.

    14. Administration. The Board shall administer and interpret the Plan in its sole discretion.

    15. Construction; Amendment; Termination. This Plan shall be construed in accordance with the laws of the State of New York and may be amended or terminated at any time by action of the Board.

                             [Logo]

                                                                      APPENDIX 1


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine A. Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on September 20, 2001, 9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS A SHARES

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------


          JOHN WILEY & SONS, INC.-- ANNUAL MEETING, SEPTEMBER 20, 2001

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2. Via the Internet at www.proxyvoting.com/johnwiley and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE


                                                [LOGO] Printed on recycled paper

The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposals 2 and 3.       Please mark your
                                                                                               votes as indicated  [X]
                                                                                               in this example



1. The election as directors of all nomi-         With-   For All                                          For Against Abstain
   nees listed below, except as marked      For   hold    Except     2. Proposal to amend and restate the  [ ]   [ ]     [ ]
   to the contrary.                                                     1990 Director Stock Plan.
                                             [ ]   [ ]      [ ]
   (01) Larry Franklin                                               3. Proposal to ratify the appointment [ ]   [ ]     [ ]
   (02) Henry A. McKinnell                                              of Arthur Andersen LLP as
   (03) John L. Marion, Jr.                                             independent accountants.

INSTRUCTION:To withhold authority to vote for any nominee(s), mark "For All
Except"and write that nominee(s)' name(s) in the space provided below.


                                                                                        CLASS A SHARES

                                                                                                -------------------------------
                                                                                                Will attend Annual Meeting [ ]
                                                                                                -------------------------------



                                                          The Proxies are directed to vote as specified, and in their discre-
Please be sure to sign and date       ------------------- tion on all other matters which may come before the meeting or any
  this Proxy in the box below         Date                adjournments thereof. If no direction is given, this proxy will be
--------------------------------------------------------- voted "FOR" the Election of Directors and "FOR" Proposals 2 and 3.

                                                          PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When
                                                          signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder
--Shareholder sign above--Co-holder(if any)sign above---- should sign.



          ---------------------------------------------------------------------------------------------------------
                * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *
          ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


                             FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                              VOTE BY TELEPHONE/INTERNET

                                            QUICK * * * EASY * * * IMMEDIATE


  Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

           Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

                           VOTE BY PHONE: You will be asked to enter the Control Number (look below at right).

----------
OPTION A:   To vote as the Board ofDirectors recommends on ALL proposals, press 1.
----------  Your vote will be confirmed.

----------
OPTION B:   If you choose to vote on each proposal separately, press 0. You will hear these instructions:
----------  Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
                    To WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 and listen to the instructions.
                    When asked you must confirm your vote by pressing 1.
            Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
            Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    When asked you must confirm your vote by pressing 1.

         VOTE BY INTERNET: The web address is www.proxyvoting.com/johnwiley
           You will be asked to enter the Control Number (look below at right).
           If you vote by telephone or internet, DO NOT mail back your proxy.

                                   THANK YOU FOR VOTING
                                                                                             FOR TELEPHONE/
                                                                                             INTERNET VOTING:
                                                                                             CONTROL NUMBER
The TELEPHONE/INTERNET VOTING option closes at MIDNIGHT the day prior to the meeting date.

               Call  * * *   Toll Free  * * *   On a Touch Tone Telephone
                               1-877-210-0269 - ANYTIME
                         There is NO CHARGE to you for this call

                                                                      APPENDIX 2


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine A. Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on September 20, 2001, 9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS B SHARES

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------


          JOHN WILEY & SONS, INC.-- ANNUAL MEETING, SEPTEMBER 20, 2001

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2. Via the Internet at www.proxyvoting.com/johnwiley and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE


                                                [LOGO] Printed on recycled paper

The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposals 2 and 3.       Please mark your
                                                                                               votes as indicated  [X]
                                                                                               in this example



1. The election as directors of all nomi-         With-   For All                                          For Against Abstain
   nees listed below, except as marked      For   hold    Except     2. Proposal to amend and restate the  [ ]   [ ]     [ ]
   to the contrary.                                                     1990 Director Stock Plan.
                                             [ ]   [ ]      [ ]
   (01) Warren J. Baker, (02) H. Allen Fernald,                      3. Proposal to ratify the appointment [ ]   [ ]     [ ]
   (03) William J. Pesce, (04) Naomi O. Seligman                        of Arthur Andersen LLP as
   (05) William R. Sutherland, (06) Bradford Wiley II and               independent accountants.
   (07)Peter Booth Wiley

INSTRUCTION:To withhold authority to vote for any nominee(s), mark "For All
Except"and write that nominee(s)' name(s) in the space provided below.


-------------------------------------------------------------------------------


                                                                                        CLASS B SHARES

                                                                                                -------------------------------
                                                                                                Will attend Annual Meeting [ ]
                                                                                                -------------------------------



                                                          The Proxies are directed to vote as specified, and in their discre-
Please be sure to sign and date       ------------------- tion on all other matters which may come before the meeting or any
  this Proxy in the box below         Date                adjournments thereof. If no direction is given, this proxy will be
--------------------------------------------------------- voted "FOR" the Election of Directors and "FOR" Proposals 2 and 3.

                                                          PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When
                                                          signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder
--Shareholder sign above--Co-holder(if any)sign above---- should sign.



          ---------------------------------------------------------------------------------------------------------
                * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *
          ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


                             FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                              VOTE BY TELEPHONE/INTERNET

                                            QUICK * * * EASY * * * IMMEDIATE


  Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

           Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

                           VOTE BY PHONE: You will be asked to enter the Control Number (look below at right).

----------
OPTION A:   To vote as the Board of Directors recommends on ALL proposals, press 1.
----------  Your vote will be confirmed.

----------
OPTION B:   If you choose to vote on each proposal separately, press 0. You will hear these instructions:
----------  Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
                    To WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 and listen to the instructions.
                    When asked you must confirm your vote by pressing 1.
            Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
            Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    When asked you must confirm your vote by pressing 1.

         VOTE BY INTERNET: The web address is www.proxyvoting.com/johnwiley
           You will be asked to enter the Control Number (look below at right).
           If you vote by telephone or internet, DO NOT mail back your proxy.

                                   THANK YOU FOR VOTING
                                                                                             FOR TELEPHONE/
                                                                                             INTERNET VOTING:
                                                                                             CONTROL NUMBER
The TELEPHONE/INTERNET VOTING option closes at MIDNIGHT the day prior to the meeting date.

               Call  * * *   Toll Free  * * *   On a Touch Tone Telephone
                               1-877-210-0269 - ANYTIME
                         There is NO CHARGE to you for this call